THRIVENT SERIES FUND, INC.

Supplement to Prospectus dated May 1, 2007

With respect to

Thrivent Partner All Cap Portfolio

The "Portfolio Management" section of the prospectus is amended. The second paragraph under Thrivent Partner All Cap Portfolio is deleted and replaced with the following:

John Power, Senior Vice President of domestic equities at Pyramis, serves as lead portfolio manager for Thrivent Partner All Cap Portfolio. He has led Pyramis' domestic equity portfolio management team since 2005. Prior to joining Pyramis, Mr. Power was a principal and member of the Investment Strategy Committee at Oechsle International Advisors.

This Supplement is effective as of December 31, 2007

Please include this Supplement with your Prospectus